Filed with the Securities and Exchange Commission on December 5, 2007

1933 Act Registration File No. 333-82833
1940 Act File No. 811-09445

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934  (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MARKETOCRACY FUNDS
(Exact Name of Registrant as Specified in Charter)

1200 Park Place, Suite 100
San Mateo, California 94403
(Address and Zip Code of Principal Executive Offices)

1-888- 884-8482
(Registrant's Telephone Number, including Area Code)

Kendrick W. Kam
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, California 94403
(Name and Address of Agent for Service)

Copies of all communications to:
Roy W. Adams, Jr.
Attorney At Law
370 Park St., Suite 2
Moraga, CA 94556

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Marketocracy Funds
The Masters 100sm Fund
1200 Park Place, Suite 100
San Mateo, CA 94403
1-888-884-8482

December 5, 2007

Dear Shareholder:

A special shareholder meeting (the “Special Meeting”) of the Marketocracy Funds (the “Trust”) will be held on January 11, 2008.  The purpose of the Special Meeting is to consider and vote to elect two Trustees to the Board of Trustees of the Trust.

The Board of Trustees has the responsibility to represent the best interests of all Trust shareholders.  The Trust is fortunate to have a number of individuals committed to doing just that.  One individual discussed in the enclosed Proxy Statement and Proxy Card already is a Board member and currently serves as a Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended.  Ashley E. Boren has served as Independent Trustee since her appointment by the Board of Trustees in August 2004 following her nomination by the then-Independent Trustees.  The other individual discussed in the enclosed Proxy Statement and Proxy Card is a nominee to serve as an additional Independent Trustee, Thomas M. Shannon.  The Nominating Committee, made up of Independent Trustees of the Trust, has nominated both Ms. Boren and Mr. Shannon for election as Trustees of the Trust.

The full Board of Trustees has approved these nominations and believes they are in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of each nominee.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders.  The Board asks that you read it carefully and vote in favor of each nominee.  The election returns will be reported at the shareholder meeting on January 11, 2008, or as soon as practical thereafter.  Please return your proxy card in the postage-paid envelope as soon as possible.  You also may vote over the Internet or by telephone.  Please follow the instructions on the enclosed proxy cards to use these methods of voting.

Thank you for your continued support.

Sincerely,

/s/ Kendrick W. Kam
President and Trustee
Marketocracy Funds

Marketocracy Funds
The Masters 100sm Fund
1200 Park Place, Suite 100
San Mateo, CA 94403
1-888-884-8482

_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on January 11, 2008
_________________________

December 5, 2007

To the Shareholders:

Notice is hereby given of a Special Meeting of Shareholders of the Marketocracy Funds (the “Trust”) to elect two Trustees to the Board of Trustees of the Trust (the “Special Meeting”).  The Special Meeting will be held at the offices of Marketocracy Capital Management, LLC, 1200 Park Place, Suite 100, San Mateo, California 94403 on January 11, 2008 at 2:00 p.m., Pacific Time, to consider the following:

Special Meeting to Elect Trustees

1.	A proposal to elect two nominees to the Board of Trustees.
2.	Any other routine business that may properly come before the meeting.

The Board of Trustees has fixed the close of business on November 30, 2007 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

By Order of the Board of Trustees

/s/ Garett Lindgren
Secretary

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD.  SIGN, DATE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED.  PLEASE MAIL YOUR PROXY CARD PROMPTLY. YOU MAY ALSO VOTE BY (1) TOUCH-TONE TELEPHONE VOTING OR (2) VOTING OVER THE INTERNET.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Trust that will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on January 11, 2008?

A.	At the Special Meeting, you will be voting on a proposal to elect two individuals to serve as Trustees on the Board of Trustees of the Marketocracy Funds (the “Trust”).

Q.	Who are the nominees to the Board?

A.	There are two nominees, one of whom was previously appointed and currently serves as an Independent Trustee of the Trust, Ms. Ashley E. Boren and one new nominee, Mr. Thomas M. Shannon.

Q.	Why is the Board of Trustees recommending that shareholders approve the election of the two nominees?

A.
The Board of Trustees has set the number of Trustees of the Trust at four.  Due to the pending retirement of Mr. William J. Scilacci, a current Independent Trustee of the Trust, the Nominating Committee has nominated Mr. Thomas M. Shannon to fill the vacancy on the Board of Trustees that will be created by Mr. Scilacci’s retirement.  Ms. Boren was appointed by the Board to fill a previous vacancy and the Board is taking this opportunity to have the shareholders approve her election as well in order to fulfill certain requirements under the Investment Company Act of 1940, as amended.

The Board recommends that you vote FOR the election of each nominee.

Q.	How will the election of the nominees affect management of the Masters 100SM Fund (the “Fund”)?

A.
Although, if elected, your Board will have new Trustees, the investment adviser of the Fund will not change.  The proposal is not intended to impact the investment policies, strategies and risks of the Fund, and the composition of the Fund’s portfolio should not change as a result of the election of Trustees.

Q.	How will the election of the nominees affect the expenses of my Fund?

A.	The Board does not expect the election of the nominees to affect the expenses of the Fund.

Q.	How do I vote?

A.
You can vote by mail, using the enclosed proxy card, or in person at the special meeting. You may also vote over the Internet or by telephone.  Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

Marketocracy Funds
The Masters 100sm Fund
1200 Park Place, Suite 100
San Mateo, CA 94403
1-888-884-8482

PROXY STATEMENT
_________________________

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Trustees of the Marketocracy Funds (the “Trust”) for voting at the special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 2:00 p.m., Pacific Time, on January 11, 2008, at the offices of  Marketocracy Capital Management, LLC, 1200 Park Place, Suite 100, San Mateo, California 94403, or such later time as may be necessary, and all adjournments of the Special Meeting.  This Proxy Statement, the Notice of Special Meeting and the proxy card are expected to be mailed to shareholders on or about December 7, 2007.

As set forth in the attached notice, shareholders will be asked to vote on the following proposals at the Meeting:

1.	A proposal to elect two nominees to the Board of Trustees.
2.	Any other routine business that may properly come before the meeting.

The Board has fixed the close of business on November 30, 2007 (the “Record Date”) as the record date for the determination of shareholders of the Trust entitled to notice of and to vote at the Special Meeting.  The table below lists the number of shares of the Trust that were outstanding at the close of business on the Record Date.  Shareholders of the Trust are entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date.

Series of the Trust	Shares Outstanding as of November 30, 2007
Masters 100SM Fund	2,437,727.203

The Board of Trustees knows of no business, other that that specifically mentioned in the notice of Special Meeting of shareholders, that will be presented for consideration at the Special Meeting.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

THE TRUST PROVIDES ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS.  ADDITIONAL COPIES OF THE TRUST’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE TRUST C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701 MILWAUKEE, WISCONSIN 53201-0701, AT THE MARKETOCRACY FUNDS INTERNET SITE AT HTTP://FUNDS.MARKETOCRACY.COM OR BY CALLING 1-888-884-8482.

ONE PROXY STATEMENT IS BEING DELIVERED TO MULTIPLE SHAREHOLDERS SHARING AN ADDRESS, UNLESS THE TRUST HAS RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS.  THE TRUST WILL UNDERTAKE TO DELIVER PROMPTLY, UPON WRITTEN OR ORAL REQUEST, A SEPARATE COPY OF THE PROXY STATEMENT TO ANY SHAREHOLDER WHO CONTACTS THE TRUST IN WRITING, OR BY PHONE, AS STATED ABOVE.  SIMILARLY, SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST SINGLE COPIES OF A FUTURE PROXY STATEMENT OR ANNUAL OR SEMI-ANNUAL REPORT BY CONTACTING THE TRUST IN WRITING OR BY TELEPHONE.

SPECIAL MEETING

PROPOSAL 1:  ELECTION OF TRUSTEES

Introduction

The persons named as proxies on your proxy card will vote for the election of the Trustee nominees unless authority to vote for a nominee or both nominees is withheld in the proxy card.  Ashley E. Boren is currently serving as a Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Thomas M. Shannon does not currently serve on the Board of Trustees.  Mr. Shannon has consented to serve as a Trustee, and if elected, will take office on January 11, 2008 as an Independent Trustee.  However, if Mr. Shannon should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominee as the current Board may recommend.  The nominees were approved by the Nominating Committee of the Board of Trustees, which is composed entirely of Independent Trustees.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) does not require the annual election of Trustees.  However, in accordance with the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders.

Trustee Nominees

The name and age of the Trustee nominees, their principal occupations during the past five years and certain of their other affiliations are provided below.

Name and Address	Age	Position Term, and length of time served[1]	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeships/ Directorships held by Trustee
Ashley E. Boren 1200 Park Place Suite 100 San Mateo, CA 94403	46	Trustee since August 2004	Executive Director, Sustainable Conservation, a non-profit environmental organization (1997 - Present)	1	Robert and Patricia Switzer Foundation (2002 - Present); Board Member, California State Board of Food and Agriculture (2005 – Present)
Thomas M. Shannon 1200 Park Place Suite 100 San Mateo, CA 94403	55	N/A	President, Enshallah Inc., a real estate and brokerage firm (1996 - Present)	1[2]	None
(1)  Each Trustee serves until his or her successor is elected and qualified, or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(2)  If elected, Mr. Shannon would oversee the Trust’s single outstanding portfolio.

Current Trustees and Officers of the Trust

The names and ages of the current Trustees and officers of the Trust, their principal occupations during the past five years and certain of their other affiliations are provided below.  The officers of the Trust do not receive any compensation for their services.

Independent Trustees
Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
Arthur L. Roth 1200 Park Place Suite 100 San Mateo, CA 94403	82	Trustee, Chairman of Board since 1999	Retired; Director, Levi Strauss & Co., a clothing manufacturer, and CEO of its women’s wear division (1949 to 1973); CEO, PharmChem Laboratories, a national drug testing firm (1981 to 1987).	1	None
William J. Scilacci[1] 1200 Park Place Suite 100 San Mateo, CA 94403	84	Trustee since December 1999	Retired; Director, Bank of Santa Clara (1973-2000); President, Bank of Santa Clara (1982-1993).	1
(1)  Mr. Scilacci will retire upon Mr. Shannon’s election as a Trustee.

Interested Trustees and Officers
Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
*Kendrick W. Kam 1200 Park Place Suite 100 San Mateo, CA 94403	47	Trustee, President and Treasurer since December 1999.	President, Marketocracy, Inc. (1999-present), President and Vice President, Marketocracy Capital Management LLC (2000 to present), Ingenuity Capital Management LLC (July 1999 to 2004).	1	None
Garett Lindgren 615 East Michigan Street Milwaukee, WI 53202	41	Secretary since August 2007	Fund Administration, U.S. Bancorp Fund Services, LLC (2005 – Present)	N/A	N/A
* Kendrick W. Kam, as an affiliated person of Marketocracy Capital Management LLC, the Trust’s investment adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Board Committees

The Board of Trustees of the Trust has three standing committees: an Audit Committee; a Nominating Committee; and a Valuation Committee.  The functions performed by each of these committees are described below.

Audit Committee

The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows: Mr. Arthur Roth, Mr. William Scilacci and Ms. Ashley Boren.  The Audit Committee reviews financial statements and other audit-related matters for the Trust.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee meets once a year, and if necessary, more frequently.  The Audit Committee last met during the Board meeting on November 14, 2007.

Nominating Committee

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustee as is considered necessary from time to time and meets only as necessary.  The Nominating Committee currently is comprised of the Independent Trustees, who currently are as follows: Mr. Arthur Roth, Mr. William Scilacci and Ms. Ashley Boren.  There are no policies in place regarding nominees recommended by shareholders.  The Nominating Committee met formally two times with respect to the Fund during the Fund’s last fiscal year, during the Board meeting on February 16, 2007 and on May 18, 2007.

Each Trustee nominee was recommended by the Nominating Committee.

Valuation Committee

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Valuation Committee meets as necessary when a market quotation for a Trust portfolio security is not readily available.  The Valuation Committee met four times with respect to the Fund during the Fund’s last fiscal year; during the Board meeting on August 31, 2006, on November 17, 2006, on February 16, 2007 and on May 18, 2007.  Currently, Mr. William Scilacci, Mr. Arthur Roth and Ms. Ashley Boren are members of the Valuation Committee.

Trustee Compensation

For their service as Trustees, the independent Trustees receive a fee of $1,000 per quarter from Marketocracy Capital Management LLC, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  The Trustees’ fees are not paid by the Trust.  The interested Trustee of the Trust receives no compensation for his service as Trustee.  The table below details the amount of compensation the Trustees received for the fiscal year ended June 30, 2007.  None of the executive officers of the Trust receive compensation for their services as executive officers.

Name and Position	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Ashley E. Boren	$5,000	None	None	$5,000
Kendrick W. Kam *	None	None	None	None
Arthur L. Roth	$5,000	None	None	$5,000
William J. Scilacci	$5,000	None	None	$5,000
*This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Trustees are paid for their services by Marketocracy Capital Management LLC in its capacity as the administrator to the Trust’s single outstanding series, Marketocracy Masters 100 Fund and not by the Trust or that series.

Trustee/Nominee Ownership of Trust Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of June 30, 2007:

Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Trust (1)

Name of Trustee	Trust: Masters 100 Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Ashley E. Boren Independent Trustee	A	A
Kendrick W. Kam Interested Trustee	D	D
Arthur L. Roth Independent Trustee	C	C
William J. Scilacci, Independent Trustee	B	B
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

As of June 30, 2007, none of the Independent Trustees or members of their immediate families owned any securities of the Trust’s investment adviser, Marketocracy Capital Management LLC (“MCM”), Rafferty Capital Markets, Inc. (the “Distributor”) or any other entity directly or indirectly controlling, controlled by, or under common control with MCM or Distributor.  During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with MCM, Distributor or any affiliate of MCM or Distributor in which the amount involved exceeded $120,000.

Board Considerations

In selecting Thomas M. Shannon, the nominee who, if elected, will serve as a new additional Independent Trustee, the Nominating Committee reviewed the background and qualifications of several candidates.  In reaching their determination to nominate Mr. Shannon, the members of the Nominating Committee carefully considered all of the factors described above, and, with the subsequent concurrence of the entire Board of Trustees, concluded that Mr. Shannon possessed excellent qualifications and his skills would add dimension to the current Board composition.  The Nominating Committee also concluded that Mr. Shannon would ably represent the shareholders’ interests and determined that Mr. Shannon should be recommended for election by shareholders of the Trust.

In determining to recommend Ashley E. Boren, a current Trustee of the Trust as a nominee to the Board of Trustees, the Board considered the nominee’s business experience, her background and qualifications, as well as prior experience serving on the Board.  As a result, the Nominating Committee concluded to recommend the election of Ms. Boren.

Independent Registered Public Accounting Firm

The firm of Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, serves as the independent registered public accounting firm of the Trust.  Tait, Weller & Baker performs an annual audit of the financial statements of the Trust and provides other accounting and tax services to the Trust.  The Trust does not expect any representatives of Tait Weller & Baker to be present at the Special Meeting.

Audit Fees.  For the fiscal years ended June 30, 2006 and June 30, 2007, Tait, Weller & Baker received $25,000 and $16,000, respectively, for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended June 30, 2006 and June 30, 2007, Tait, Weller & Baker did not bill the Trust for assurance and related services that are not reported above.

Tax Fees.  For the fiscal years ended June 30, 2006 and June 30, 2007, Tait, Well & Baker received $6,000 and $3,500, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. For the fiscal years ended June 30, 2006 and June 30, 2007, Tait, Weller & Baker did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee shall pre-approve any engagement of the Trust’s independent registered public accounting firm to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent registered public accounting firm.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals.  The decisions of any member to whom authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings; or the engagement to render the auditing service or permissible non-audit service must be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.  The Audit Committee must be informed of each service entered into pursuant to the policies and procedures.  Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent public accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.  The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent public accountants to (a) an investment adviser to the Trust and (b) any entity controlling, controlled by, or under common control with an investment adviser to the Trust that provides ongoing services to the Trust, if the independent public accountants engagement with an investment adviser to the Trust or any such control persons relates directly to the operations and financial reporting of the Trust.

Non-Audit Fees.  For the fiscal years ended June 30, 2006 and June 30, 2007, Tait, Weller & Baker did not bill the Fund, any investment adviser of the Trust or any affiliate of an investment adviser to the Trust that provided services to the Trust for non-audit fees.  These fees include tax services provided to the Trust as noted above.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser and any affiliate of the Adviser that provides services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Tait, Weller & Baker’s independence.

Vote Required and Recommendation

The affirmative vote of at least an absolute majority of the aggregate outstanding shares of the Trust present in person or by proxy and voting is necessary to elect each Trustee nominee.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS VOTES “FOR” ELECTION OF THE NOMINEES.

OTHER INFORMATION

General

The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy cards and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph, via internet or in person will be paid by MCM, in its capacity as the Trust’s administrator.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of MCM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, telegraph, via internet or in person.

Proposals of Shareholders

Under Delaware law, the Trust is not required to hold annual shareholder meetings, and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided.  If a shareholder meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.  The submission of a proposal does not guarantee its inclusion in the Proxy Statement.  Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws and must be received a reasonable time before the Trust begins to print and mail the proxy materials.

Other Matters to Come Before the Meetings

The Board is not aware of any matters that will be presented at the Special Meeting other than the matters set forth in this Proxy Statement.  Should any other matters requiring a vote of shareholders arise, each accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters to come before the Special Meeting in accordance with their best judgment in the interest of the Trust.

Voting, Quorum

The Trust’s Declaration of Trust provides that the presence at a shareholder meeting for the election of Trustees, in person or by proxy, of at least an absolute majority of the outstanding shares of the Trust entitled to vote constitutes a quorum. Thus, the Special Meeting could not take place on its scheduled date if less than an absolute majority of the shares of the Trust were represented at such Special Meeting. If, by the time scheduled for the Special Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but sufficient votes in favor of a proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor or against such adjournment in direct proportion to the proxies received for or against such proposal.

In tallying shareholder votes at the Special Meeting, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting.  Because the election of Trustees is not a non-routine matter, at the Special Meeting to Elect Trustees, brokers that hold shares in nominee accounts will be required to vote for all nominees, and applicable rules permit brokers to so vote, if beneficial owners have not submitted any instructions.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and electing to vote in person.

Service Providers

The Trust retains MCM, a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, to manage the investments of the Trust.  MCM is located at 1200 Park Place, Suite 100, San Mateo, California, 94403.  The Board of Trustees has approved an Administration Agreement for the Trust with MCM.  In its capacity as a fund administrator, and not as an investment adviser, MCM is responsible for the provision of administrative and supervisory services to the Trust.

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Suite 101, Garden City, NY 11530, serves as the Distributor pursuant to an Underwriting Agreement.  Union Bank of California, N.A., 400 California Street, 13th Floor, San Francisco, California, 94104 has been retained by the Trust’s administrator to act as custodian for the Trust’s investments.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is retained by the Trust’s administrator to maintain the records of each shareholder’s account, process purchases and redemptions of the Trust’s shares and act as dividend and distribution disbursing agent.

Control Persons and Principal Holders of Fund Shares

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Trust as of November 30, 2007.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Trust.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a trust or one of its series or acknowledges the existence of control.

The Masters 100 Fund
Name and Address	% Ownership	Type of Ownership (Record or Beneficial)
Charles Schwab & Co. Special Custody Acct for the Benefit of our Customers 101 Montgomery St. San Francisco, CA 94104	36.50%	Record
National Financial SVCS LLC For the Sole Benefit of its Customers Attn: Mutual Funds Dept. 200 Liberty St. FL 5 New York, NY 10281	14.24%	Record
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.88%	Record

Management Ownership

As of November 30, 2007 the Trustees, as a group owned shares of the Trust as shown below:

Series of the Trust	Percentage of Trust owned by Trustees
The Masters 100SM Fund	2.47%

Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy card and return it in the enclosed envelope. You may also vote by telephone or over the Internet as described on the enclosed proxy card.  No postage is required if mailed in the United States.

By Order of the Board of Trustees

/s/ Kendrick W. Kam
President

THREE EASY WAYS TO VOTE YOUR PROXY

TO VOTE BY INTERNET	TO VOTE BY PHONE	TO VOTE BY MAIL
1) Read the Proxy Statement and have this card at hand.	1) Read the Proxy Statement and have this card at hand.	1) Read the Proxy Statement and have this card at hand.
2) Log on to www.proxyweb.com	2) Call the toll-free number listed on your proxy card.	2) Check the appropriate boxes on reverse.
3) Follow the on-screen instructions.	3) Follow the recorded instructions.	3) Sign and date proxy card.
4) Do not return this paper ballot	4) Do not return this paper ballot	4) Return promptly in the envelope provided.

FORM OF PROXY

MARKETOCRACY FUNDS
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
JANUARY 11, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
MARKETOCRACY FUNDS.

The undersigned Shareholder(s) of the Marketocracy Funds (the “Trust”), hereby appoint(s) Kendrick W. Kam, Garett Lindgren and John Hadermayer (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders to Elect Trustees (the “Special Meeting”) of the Trust to be held on January 11, 2008, 2:00 p.m. Pacific Time, at the offices of Marketocracy Capital Management, LLC, 1200 Park Place, Suite 100, San Mateo, California 94403, and any adjournments thereof, each with the power and authority to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows:	☒

Keep this portion for your records.

_________________________________________________________

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “for” the proposal to:

Proposal 1:	Elect two Trustees to the Board of Trustees. Nominees: (01) Ashley E. Boren and (02) Thomas M. Shannon
INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

☐	FOR all nominees listed (except as noted in space provided)	☐	WITHHOLD authority to vote for all nominees listed

Proposal 2:	To vote upon any business as may properly come before the meeting or any adjournment thereafter.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

Signature	Signature